UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 11, 2019

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 11, 2019, CohBar, Inc. (the “Company”) received written notice from the NASDAQ Stock Market (“NASDAQ”) stating that the Company had regained compliance with NASDAQ’s audit committee requirements under NASDAQ Listing Rule 5605(c)(2) upon the appointment of Dr. Phyllis Gardner to the Company’s Board of Directors (the “Board”) and the Board’s Audit Committee on February 11, 2019. Accordingly, NASDAQ advised the Company that the matter is now closed.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

February 12, 2019	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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